Credit Commitments	12 Months Ended
Dec. 31, 2011
Credit Commitments [Abstract]
Credit Commitments

5.Credit Commitments

            The Bank is party to financial instruments with off balance sheet risk in the normal course of business in order to meet the financing needs of customers.  These financial instruments include commitments to extend credit, available credit lines and standby letters of credit.

December 31,	2011	2010	2009

Commitments to extend credit and available credit lines:

Commercial	$ 46,966,082	$ 34,484,923	$ 21,153,839
Construction	21,397,858	11,512,287	14,573,064
Consumer	13,195,158	7,256,092	9,014,671

	$ 81,559,098	$ 53,253,302	$ 44,741,574

Standby letters of credit	$ 8,226,104	$ 7,900,689	$ 3,882,806

Loan commitments and lines of credit are agreements to lend to a customer as long as there is no violation of any condition to the contract.  Loan commitments generally have fixed expiration dates, and may require payment of a fee.  Lines of credit generally have variable interest rates and fixed expiration dates.  Such lines do not represent future cash requirements because it is unlikely that all customers will draw upon their lines in full at any time.  Letters of credit are commitments issued to guarantee the performance of a customer to a third party.

The Bank's exposure to credit loss in the event of nonperformance by the customer is the contractual amount of the commitment.  Loan commitments, lines of credit, and letters of credit are made on the same terms, including collateral, as outstanding loans.  Management is not aware of any accounting loss it would incur by funding its outstanding commitments.